UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 26, 2018

Net Element, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34887	90-1025599
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3363 NE 163rd Street, Suite 705, North Miami Beach, FL 33160
(Address of Principal Executive Offices) (Zip Code)

(305) 507-8808
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement.

On December 26, 2018, Unified Portfolio Acquisitions, LLC (the “Purchaser”), a subsidiary of Net Element, Inc. (the “Company”), entered into an Advance and Residual Purchase Agreement (the “Agreement”) with Argus Merchant Services, LLC ("Argus") and Treasury Payments, LLC ("Treasury"); Argus and Treasury are collectively referred to herein as the “Seller”). Pursuant to the Agreement, the Purchaser acquired certain transactional services portfolios (“cash flow assets”) from the Seller for a total purchase consideration of $1,426,000. The cash flow assets consist of residuals (the “Residuals”) that the Seller is entitled to receive pursuant to certain agreements (including any amendments of such agreements, the “Combined Marketing Agreements”) with TOT Payments, LLC (doing business as Unified Payments), a subsidiary of the Company.

On October 27, 2018, the Purchaser paid to Seller $1,150,000 (the “Advance Amount”). The Advance Amount and the balance of the purchase consideration is to be repaid to the Purchaser from Residuals due to the Seller, whereby each and every month, commencing from January 2019 (the “Effective Date”) and for a period of 24 months (the “Advance Period”), the Purchaser will be entitled to a certain amount of the Seller’s Residuals. Such Residuals due to the Purchaser are secured by certain of the Seller’s property as collateral.

At the end of the Advance Period (the “Transfer Date”), the Purchaser will receive an ownership interest in a portfolio of cash flow assets by creating with the Seller, a new static portfolio pool of mutually agreed residual income from Seller ISO codes comprising merchant accounts boarded by the Seller under the Combined Marketing Agreements.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Advance and Residual Purchase Agreement, dated December 26, 2018, among Unified Portfolio Acquisitions, LLC, Argus Merchant Services, LLC and Treasury Payments, LLC*

_________________ *Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 28, 2018

NET ELEMENT, INC.

By:       /s/ Jeffrey Ginsberg______

Name:  Jeffrey Ginsberg

Title:    Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Advance and Residual Purchase Agreement, dated December 26, 2018, among Unified Portfolio Acquisitions, LLC, Argus Merchant Services, LLC and Treasury Payments, LLC*

_________________ *Filed herewith.

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